Diodes Incorporated Corporate Direction EXHIBIT 99.1

Vision: Create Shareholder Value Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT 2010 2017* * 3Q guidance midpoint: $280M 4Q analyst estimate: $265M

Shifting Gears to Profitability Growth Mission: Profitability growth to expand shareholder value Strategy: Grow revenue to $2.5B at 40% GPM Goal: $1B Gross Profit by 2025

Business Model 2017 2025 NR$1Bà 2.5B GP%35%à 40% GPM $350Mà $1B R&D% 5%à 7% SG&A%15%à13% PFO15%à20%

Market Focus: Balanced Portfolio Automotive Adaptive lighting, body controls and connected driving Industrial Embedded systems and precision controls Consumer IoT: Wearables, home automation, and smart infrastructure Communication Smart phones: advanced protocols and charging Computing Cloud computing: server, storage and data centers Market Segment ~ 20% each

Extensive Portfolio of Automotive Products Infotainment & Telematics Body Control Electronics Power Train Seat Control Modules Interior and Exterior Lighting Advanced Driver Assistance Systems

Industrial: Automation and Precision Controls Increasing IC content in embedded systems Switching and signal path for networked systems and automation Signal conditioning and timing for precision controls Motor controls, sensors and power management for smart meters

Enterprise Smart Infrastructure Wearables Consumer & Home Asset Tracking Security & Surveillance Retail IoT Driving Power and Connectivity Requirements Ultra low power for battery operated, IoT applications Serial protocols and switching for networked systems Noise immunity for integrated cameras and sensors

Efficiency, Functionality and Control for Smart Phones Focus on signal integrity and higher data rates Proliferation of USB Type-CTM connectivity and power delivery Power regulation and protection for new features Advanced power solutions for quick charge protocols

Cloud Computing Accelerating Enterprise Market ReDriver support for USB connectivity Wide range of signal protocols: PCIe, SAS, SATA, GbE, USB MUX products for high capacity solid state storage Crystal oscillators for increasing clocking speeds

Technology Focus Products 20Gbps ReDrivers and Switches Automotive Packet Switch for Telematics / ADAS Complete USB Type-CTM Signal Switching High speed clocking for cloud computing Ultra low power and low noise LDOs for IoT Low Cj TVS for signal integrity Lowest rDS(on) LDMOS for battery efficiency Compact QFN and DFN Power density PowerDI Chip scale packaging and plating capability Extensive multi-chip package technology High performance 8” MOSFET trench technology Advanced Epi bipolar transistor processes Proprietary rectifier technology Rugged automotive grade NMOS and PMOS Assembly/Test Wafer Fab

System Focus Industrial Controls

Complete Platform Solutions: Notebooks DCDC Converter CPU PCH MOSFET LED Driver USB 2.0 Switch A/V Codec DDR Regulator LDO Analog Switch TVS USB 3.0 ReDriver Crossbar Switch Vcore DCDC Controller Sleep / Charge Detect Video Switch MCU USB3 / DP Switch LSP Con LCD Panel TVS DP-to-VGA Converter Video Switch TVS HDMI ReDriver SATA / PCIe ReDriver HDD / SSD USB2 / 3 Switch USB Power Switch TVS Docking Sub-system DDR4 DIMM 3D Camera LDO USB3 ReDriver UART D+, D- Memory Bus DP0..3 Tx, Rx I2C D+, D- D+, D- AUXHPD+ AUXHPD- SATA / PCIe DDI USB3.0 eDP1.3 DP1.2b HDMI 1.4 TVS TVS LAN Switch MOSFET Audio Amplifier Sensor ACDC External Charger DCDC LDO Logic Sensor TVS USB Switch LED Driver Timing Signal Integrity Switching Connectivity Audio SBR ACDC Std Linear High-Speed Serial Connectivity SBR Diode Diode

Market Success Focus Market Expansion through Duplication of Success

Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20% PFO Next Strategic Goal: $1B gross profit Strategy: $2.5B revenue at 40% GPM Tactics: Increased focus on Automotive and Industrial markets Investment for technology leadership in target products, fab processes, and advanced packaging Systems solutions to drive business expansion

Investor Relations Presentation September 2017

Safe Harbor Statement Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding updates to Diodes Incorporated’s third quarter 2017 business outlook as of August 8, 2017, which include the following: expect revenue to range between $270 million and $290 million, or up 2.2 to 9.8 percent sequentially; expect GAAP and non-GAAP gross margin to be 34.5 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expense adjusted for KFAB closure costs, retention costs, and amortization of acquisition-related intangible assets, are expected to be approximately 22.5 percent of revenue, plus or minus 1 percent; expect net interest expense to be approximately $3.0 million; expect tax rate to be 30.0 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the second quarter are anticipated to be approximately 50.3 million; purchase accounting adjustments for Pericom and previous acquisitions of $3.1 million after tax are not included in these non-GAAP estimates; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will” and similar expressions. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met: the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses, such as Pericom, may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive or other revenue and market share; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates, and our joint venture prospects; the risk that we may not continue our share repurchase program; the risks of cyclical downturns in the semiconductor industry and of change sin end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on August 8, 2017 titled, “Diodes Incorporated Reports Second Quarter 2017 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Management Representative Page Dr. Keh-Shew Lu President and CEO Diodes Incorporated Since 2005 Texas Instruments 27 years Experience: Senior Vice President of TI Worldwide Analog and Logic President of Texas Instruments – Asia Education: Master's Degree and Doctorate in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University - Taiwan

Page A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete, logic and analog markets, serving the consumer, computing, communications, Industrial and automotive segments. About Diodes Incorporated

Company Overview NASDAQ: DIOD Founded in 1959 Headquartered in Plano, TX; 21 locations globally Manufacturing in UK, Germany, China and Taiwan ISO9001:2008 Certified / TS16949:2009 Certified ISO14001 Certified Key acquisitions: Anachip Corporation, Taiwan Jan. 2006 Advanced Power Devices Nov. 2006 Zetex June 2008 Power Analog Microelectronics (PAM) Oct. 2012 BCD Semiconductor Mar. 2013 Pericom Semiconductor Nov. 2015 Over 7,692 employees worldwide 26 consecutive years of profitability Page Global Operations and World-class Manufacturing & Packaging

Page 2016: Record Annual Revenue & Gross Profit 2016 Financial Highlights: Revenue increased 11% to $942.2 million; Gross margin improved 120 basis points to 30.5% GAAP net income was $15.9 million, or $0.32 per share; Non-GAAP net income was a $38.4 million, or $0.77 per share Generated significant cash flow: $124.7 million cash flow from operations and $66.2 million free cash flow $29.4 million net cash flow, includes pay-down of $36.4 million of long-term debt and $18 million for share buyback Track Record of Consistent Growth ( In millions ) +41% +3.6% -0.2% +7.7% +30.5% -4.7% +11.0%

Where We Are Today Page Surpassed the $500 million revenue mark in 1H17 Positioned to achieve $1 billion annual revenue goal in 2017 Successfully integrated Pericom; capitalizing on cross-selling synergies 8” front-end manufacturing capabilities for discrete products Favorable growth trends in target end markets: Automotive, Industrial, Comms Advancing toward target business model: 35% gross margin, 20% operating expense, 15% operating margin Forward strategy focused on profitability growth Benefiting from Strong Operating Leverage

Business Objective Then To consistently achieve above-market profitable growth, utilizing our innovative and cost-effective packaging and silicon technology, suited for high-volume, high-growth markets by leveraging process expertise and design excellence to deliver high quality semiconductor products. Page Now To focus on: driving profitability growth capitalizing on increased operating leverage to generate expanding earnings cross-selling broad product & silicon technology portfolio improving margins through manufacturing efficiencies

Focusing on High-Volume, High-Growth Applications Page LED Backlighting LED Drivers Boost Converters Schottky Diodes LCD / OLED Display Bias LCD Bias ICs OLED Bias ICs Schottky Diodes LED Flash Module Camera Flash Drivers ZXMN series MOSFETs Keypad Backlighting LED Drivers Boost Converters Schottky Diodes System Voltage Conversion Low Dropout Regulators DC-DC Converters Schottky Diodes Low-Saturation Bipolar Transistors GPS Antenna Detection Current Monitors Battery Power Management USB Power Switches Current Monitors Charger ICs Low-Saturation Bipolar Transistors ZXMP series MOSFETs RF Power Amplifier Low Dropout Regulators Audio Amplifier Class D Amplifier System Interface USB Power Switches Zener and TVS Arrays System Power Conversion Low Dropout Regulators DC-DC Converters Voltage References Synchronous MOSFET Controllers 40V/100V SBR and Schottkys Bridge Rectifier Diodes Braking Control Unit Voltage Reference IntelliFETs MOSFETs Hall Sensor

Page Diversified End Markets 7% Consumer IoT USB Type-C Power Devices Computing Cloud & Data Center USB Type-C Communications Smartphones Quick/Wireless Charging Industrial Motor Drivers Power Devices LED Lighting Automotive Body Control Powertrain Lighting 18% 24% 25% 26% Computing Consumer Industrial Automotive Communications 7% Key focus areas: Percentages based on 2Q17 revenue *targeting 10% of revenue (near-term)

Successful Growth in Automotive Auto revenue has doubled over last 3 years Leveraging expertise in European auto market Key growth drivers: Infotainment Body Control Innovation focused on: Motor Drive LED Lighting Connected Driving Developing solutions with top-tier chipset vendors and global OEMs Page Diodes’ Automotive Revenue

Portfolio of 1500+ Automotive-Qualified Products Page

Complete Platform Solutions: Notebooks DCDC Converter CPU PCH MOSFET LED Driver USB 2.0 Switch A/V Codec DDR Regulator LDO Analog Switch TVS USB 3.0 ReDriver Crossbar Switch Vcore DCDC Controller Sleep / Charge Detect Video Switch MCU USB3 / DP Switch LSP Con LCD Panel TVS DP-to-VGA Converter Video Switch TVS HDMI ReDriver SATA / PCIe ReDriver HDD / SSD USB2 / 3 Switch USB Power Switch TVS Docking Sub-system DDR4 DIMM 3D Camera LDO USB3 ReDriver UART D+, D- Memory Bus DP0..3 Tx, Rx I2C D+, D- D+, D- AUXHPD+ AUXHPD- SATA / PCIe DDI USB3.0 eDP1.3 DP1.2b HDMI 1.4 TVS TVS LAN Switch MOSFET Audio Amplifier Sensor ACDC External Charger DCDC LDO Logic Sensor TVS USB Switch LED Driver Timing Signal Integrity Switching Connectivity Audio SBR ACDC Std Linear High-Speed Serial Connectivity SBR Diode Diode Page

USB Type-C Connector Opportunity I 2 C I 2 C I 2 C Tx1, Rx1 Tx2, Rx2 USB3.1 GEN - 2 DP1.4 D+,D - D+,D - D+,D - UART D+,D - CC1, CC2 SBU1,SBU2 Vbus Tx - Rx USB T ype - C TM Connector Notebook PC, Tablet, PC, AIO wer S I / O HUB TM DP ReDriver USB2 . S witch USB Type - C Crossbar Switch, Redriver USB3.1 Gen 2 ReDriver PD Controller Power Switch/ FET, Charge Controller TVS / OVP LS / USB PS TVS TVS TVS Page Growing trend toward USB Type-C connectors driven by Thunderbolt 3 standard: Increased data transfer speeds Greater power delivery Support for video streaming

Current PowerDI5060-8L PDI3333-8L DFN0808-4 DFN0806-3 DFN3030N-8 (Pre-mold) SOP-8/14/16L-EP MSOP-8/EP TO252-2/3/4/5L SOD123(F)/923 SOD523/323 TO220-5L TO262AA/AB QFN5050-32 DFN0604-3 2018 + ITO220AC-S DFN0806-6 DFN0603-2 TO220-2/3L PowerDI-5 PowerDI-5SP TSOT23-5/6 SOT25/26 SOT223/143 SOIC-14/16L SOP-8L DFN1114-3 (stack die) DFN5060-4 MSOP-8/10L QSOP-16/20L SOT523/353/363 ITO220S PDI-123/323 FC-DFN1212-4 TO263-2/3/5/7L SOT563/953/963 SWP-DFN1006-2 (Side-wall Plating) PowerDI3025-20 SWP-DFN2020A/B-6 FC-SSOT-23 SWP-PDI5060-8L Q DFN0606-3 DFN6040-22 TSSOP-8/14/16L(EP) FC -TSOT23-6L DFN3020R-8 (Pre-mold) DFN2010B-5 （Pre-mold） QFN2618A-16 (Chip on Lead） Power5060-8L K （2mil die） SWP-PDI5060-8L R SWP-DFN2020F-6 SWP-DFN1006H4C-2 TO252-4L B/C (2mil Al wire) QFN6060A-30 (Dual Cool/FC+Clip) SWP-PDI3333-8L FC-SOT563 QFN3035A-21 (MCM/Clip/Stack) PowerDI3333-8L (2mil die) PowerDI5060-8L S PowerDI3333-8 E (FC + Clip) PD3333D-8L （Stack Clip） Key Differentiator – Packaging Design Page Focus: Miniaturization and Power Efficiency SWP-DFN2020E-6 (Side-wall Plating)

Page Advanced Packaging Multi-Chip Packaging Miniaturization DDFN0402 the smallest discrete semiconductor package Dual-Flat No-Lead (DFN) DDFN (Encapsulated CSP) Chip-Scale Package (CSP) ZXMS3001 HS IntelliFET: ZXMS3001 Miniaturization and Multi-Chip Packaging

Page Shanghai-based packaging with capacity over 34 billion units Chengdu facility has potential capacity 3X of Shanghai Additional facilities in Neuhaus, Germany and Chengdu, China Two fabs in Shanghai (6” and 8”), one discrete fab in Oldham, UK (6”) Bipolar, BiCMOS, CMOS & BCD process Strong engineering capabilities Packaging Wafer Fabs Efficient Manufacturing + Superior Processes Economies of Scale: Capacity & Loading Percentage in SAT *CapEx Model = 5% - 9% of Revenue Parts (billions)

Revenue Profile as of 2Q 2017 By Channel By Region By End Market Page 9% 79% 12% Asia Pacific Europe North America 68% 32% Distribution OEM / EMS 18% 25% 24% 26% 7% Industrial Consumer Communications Automotive Computing

Second Quarter 2017 Financial Performance Page In millions, except per share 2Q16 1Q17 2Q17 YoY Revenue $236.6 $236.3 $264.2 11.7% Gross Profit (GAAP) $74.8 $73.9 $90.1 20.5% Gross Profit Margin % (GAAP) 31.6% 31.3% 34.1% +250bp Net Income (GAAP) $5.8 $1.2 $13.2 Net Income (non-GAAP) $9.8 $7.0 $17.8 EPS (non-GAAP) $0.20 $0.14 $0.36 80.0% Cash Flow from Operations $16.4 $45.6 $19.8 EBITDA (non-GAAP) $36.8 $28.6 $45.8 24.5%

Balance Sheet Page Dec 31, 2016 Cash $218 $248 $267 Short-term Investments $65 $30 $16 Inventory $203 $193 $208 Current Assets $751 $733 $758 Total Assets $1599 $1531 $1579 Long-term Debt $454 $413 $383 Total Liabilities $756 $708 $712 Total Equity $843 $820 $867 June 30, 2017 In millions Dec 31, 2015

Page Revenue between $270 million and $290 million, or up 2.2% to 9.8% sequentially GAAP gross margin to be 34.5% +/- 1% Non-GAAP operating expenses to be 22.5% of revenue, +/- 1% Interest expense to be approx $3.0 million, and tax rate to be 30%, +/- 3% Shares used to calculate diluted EPS approx 50.3 million Purchase accounting adjustments for Pericom and previous acquisitions of $3.1 million after tax are not included in non-GAAP estimates   Third Quarter 2017 Business Outlook *Guidance as provided on August 8, 2017

Global Organization - TS16949 Manufacturing Page

Capitalizing on Operating Leverage to Deliver Profitability Growth Page Diodes’ Strategy